TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio
TDAM Institutional Money Market Fund
TDAM Institutional Municipal Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund
TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Global Sustainability Fund

Supplement dated December 20, 2010 to the Statements of Additional Information, each dated February 26, 2010, as supplemented to date

On December 17, 2010, the stockholders of each of the series of TD Asset Management USA Funds Inc. (the “Company”) referenced above, voting together as a single class, approved the election of each of Messrs. Peter E.M. Eby, Donald J. Herrema, James E. Kelly, Lawrence J. Toal and Ms. Barbara F. Palk to the Board of Directors of the Company to serve until his or her successor is duly elected and qualifies.

Shareholders should retain this supplement for future reference.